Supplement dated July 17, 2006 to the Prospectus dated May 1, 2006 for the Pacific One Select variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Pacific One Select Prospectus dated May 1, 2006. The changes described in this supplement are effective August 1, 2006.

All references to the Mortality and Expense Risk Charge are subject to the following rate change:

For Contracts issued on or after August 1, 2006, we will assess a Mortality and Expense Risk Charge (“Risk Charge”) at an annual rate of 1.50%. If these Contracts are issued with an optional Stepped-Up Death Benefit Rider, we will assess an additional 0.20%, making the total Risk Charge annual rate 1.70%. If your Contract was issued before August 1, 2006, your Risk Charge annual rate will not change.

The AN OVERVIEW OF PACIFIC ONE SELECT section is amended as follows:

The Examples subsection is replaced with the following:

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the Risk Charge effective August 1, 2006, and the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2005. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered, annuitized, or left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$691	$2,034	$3,326	$6,346
Minimum*	$207	$639	$1,097	$2,365

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of the Pacific Select Fund’s Prospectus. See the FINANCIAL HIGHLIGHTS section in the Pacific One Select Prospectus for condensed financial information about the Subaccounts.

The APPENDIX A: STATE LAW VARIATIONS section is amended as follows:

The Purchasing Your Contract — How To Apply for Your Contract subsection is amended to include the following:

For Contracts issued in the state of Pennsylvania, any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In addition, you understand that benefits and values provided under the Contract may be on a variable basis. Amounts directed into one or more variable Investment Options will reflect the investment experience of those Investment Options. These amounts may increase or decrease and are not guaranteed as to dollar amount.

The Federal Tax Status, Qualified Contracts — Loans subsection is replaced with the following:

If your Contract was issued in the state of Connecticut, Oregon or Wisconsin before August 1, 2006, the loan interest rate for Contracts issued under a Qualified Plan subject to the requirements of Title 1 of ERISA, will be an annual rate, set at the time the loan is made, equal to the higher of 4% or the Moody’s Corporate Bond Yield Average Monthly Average Corporates, as published by Moody’s Investors Services, Inc., or its successor.

If your Contract was issued in the state of Wisconsin before August 1, 2006, the interest rate we charge may be increased if the loan interest rate increases by 1/2% or more from that charged in the preceding Contract Year. The interest rate we charge will be decreased if the loan interest rate decreases by 1/2% or more from that charged in the preceding Contract Year.

Supplement dated July 17, 2006 to the Statement of Additional Information dated May 1, 2006 for the Pacific One Select variable annuity contract issued by Pacific Life Insurance Company

“We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Pacific One Select Statement of Additional Information dated May 1, 2006. The changes described in this supplement are effective August 1, 2006.

All references to the Risk Charge are subject to the following rate change:

For Contracts issued on or after August 1, 2006, we will assess a Mortality and Expense Risk Charge (“Risk Charge”) at an annual rate of 1.50%. If these Contracts are issued with an optional Stepped-Up Death Benefit Rider, we will assess an additional 0.20%, making the total Risk Charge annual rate 1.70%. If your Contract was issued before August 1, 2006, your Risk Charge annual rate will not change.

Form No.	POSSAI806